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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934




Date of Report (Date of earliest event reported): September 1, 1999
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)


            Puerto Rico                             0-17224                              66-0312162
   ------------------------------            ---------------------         ---------------------------------
  (State or other jurisdiction of            (Commission File No.)         (IRS Employer Identification No.)
   incorporation)


   1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico                                00920
   --------------------------------------------------------------------------------------------------
  (Address of principal executive offices)                                               (Zip Code)


Registrant's telephone number, including area code: (787) 749-7100
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ITEM 5.  OTHER EVENTS

      On September 1, 1999, Doral Mortgage Corporation, a wholly-owned subsidiary of the Registrant, completed the acquisition of 100% of the outstanding common stock of Sana Investment Mortgage Brokers, Inc. d/b/a Sana Mortgage Bankers, Inc. The details of the transaction were previously reported by the Registrant in a Current Report on Form 8-K dated August 3, 1999.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  Not applicable.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                               DORAL FINANCIAL CORPORATION



                               By:      /s/ Richard F. Bonini
                                  --------------------------------------------
                                               Richard F. Bonini
                                      Senior Executive Vice President and
                                            Chief Financial Officer


Date: September 13, 1999